Putnam
Global
Income
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-04

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John A. Hill and
George Putnam, III

From the Trustees
Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. For example, in the spring of this year we began showing expense and risk comparisons in shareholder reports. We are now including in this report portfolio turnover information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. We are also including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam, and the dollar range of fund shares owned by these individuals.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Global Income Trust delivered respectable results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 15, 2004




Report from Fund Management

Fund highlights

* During its fiscal year ended October 31, 2004, Putnam Global Income Trust's class A shares had total returns of 9.99% without sales charges and 4.77% with maximum sales charges reflected.

* The fund's benchmark, the Lehman Global Aggregate Bond Index, returned
  9.68%.

* The average return for the fund's Lipper category, Global Income Funds, was 8.81%.

* The fund's monthly dividend was reduced during the period. See page 5 for more information.

* See the Performance Summary beginning on page 8 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

Global bond markets generally performed well during the past 12 months, as major world economies grew at a slower rate and yields declined. After a strong showing during the first half of the fund's fiscal year, global bond performance fell sharply in the spring of 2004, but recovered and again provided solid returns in the final months of the period. In the United States, commercial mortgage-backed securities, asset-backed securities, and corporate investment-grade bonds all made solid contributions to fund performance, while overseas, the fund benefited from gains in Europe, Australia, and New Zealand. In general, your management team's strategy of seeking performance from a variety of global investment-grade bond sectors continued to provide the benefits of diversification, while the team's successful sector and security choices enabled the fund to outperform its benchmark and Lipper category average, based on results at net asset value (NAV).

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 10/31/04
--------------------------------------------------
Class A
(inception 6/1/87)            NAV            POP
--------------------------------------------------
1 year                        9.99%          4.77%
--------------------------------------------------
5 years                      41.49          34.82
Annual average                7.19           6.16
--------------------------------------------------
10 years                     76.38          68.05
Annual average                5.84           5.33
--------------------------------------------------
Annual average
(life of fund)                7.80           7.50
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.75%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.

FUND PROFILE

Putnam Global Income Trust seeks high current income, consistent with preservation of capital and long-term total return, by investing primarily in investment-grade bonds issued by U.S. and foreign corporations, governments, and government agencies. The fund may invest up to 20% of its assets in bonds rated below investment grade. The fund may be suitable for fixed-income investors seeking broad diversification.



Market overview

In the first half of the fund's fiscal year, global bond yields, though somewhat volatile, generally moved downward (which boosted returns since bond prices move in the opposite direction of yields). Bonds had rallied in a flight to quality, which came as a result of evidence that the U.S. economic recovery would not be as strong as anticipated and because of geopolitical concerns surrounding the terrorist bombing in Spain. However, midway through the period, bond prices fell sharply in response to reports of strong job creation, increasing economic strength, and the Federal Reserve Board's indication that it would raise short-term interest rates. Subsequently, the Fed raised the federal funds rate, the rate banks use for intra-bank overnight loans and a key short-term interest-rate benchmark, by a quarter of a percentage point on three occasions -- in June, August, and September. These rate hikes brought the federal funds rate to 1.75% at the end of the period. (The Fed raised rates again on November 10 to 2.00%.) After the initial shock of the Fed's rate-increase announcement in the spring subsided, however, U.S. bonds recovered in the summer and fall, responding to news of economic softening.

In Europe, low inflation reduced the likelihood of a rate increase by the European Central Bank, and European government bonds and agencies produced solid returns that were further enhanced by a flight to quality. In general, longer-maturity global bond yields declined during the period, and the difference in yield between higher-yielding securities and U.S. Treasuries narrowed.

----------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 10/31/04
----------------------------------------------------------------------------
Bonds
----------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (international bonds)             9.68%
----------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                      5.53%
----------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                          4.83%
----------------------------------------------------------------------------
Citigroup Non-U.S. World Government Bond Index
(international government bonds)                                    12.23%
----------------------------------------------------------------------------
Equities
----------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                   9.42%
----------------------------------------------------------------------------
S&P/Citigroup World Ex-U.S. Primary Markets Growth Index
(international growth stocks)                                       17.38%
----------------------------------------------------------------------------
S&P/Citigroup World Ex-U.S. Primary Markets Value Index
(international value stocks)                                        21.17%
----------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/04.
----------------------------------------------------------------------------

Strategy overview

During the past 12 months, the strongest drivers of the fund's performance were sector and security selection. Management emphasized asset-backed securities (ABSs), mortgage-backed securities (MBSs), and commercial mortgage-backed securities (CMBSs), and fund performance was enhanced by the relatively higher income -- compared to income generated by government bonds -- that these securities produced. Increased demand from investors further boosted returns by driving up bond prices. Within each of the sectors, management's careful security selection, with an emphasis on income and risk reduction, was generally beneficial.

The fund's duration (a measure of sensitivity to interest-rate movements) also added value by being shorter -- i.e., more defensive -- than that of the benchmark at times during the period when rates were rising, such as in the spring of 2004. The team's market selection, particularly our decision to underweight the lagging Japanese and U.S. markets and our above-benchmark weightings to New Zealand, Australia, and select European markets, was another strength. These positives more than offset the negative effects of the portfolio's lower interest-rate sensitivity in times when rates were falling, which held back the fund's upside potential.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                                   as of 4/30/04     as of 10/31/04

United States                          38.2%             38.3%

Germany                                12.8%             15.1%

Ireland                                 6.9%              7.6%

United Kingdom                          7.5%              7.1%

Canada                                  5.4%              6.7%

Footnote reads:
This chart shows how the fund's top weightings, excluding short-term investments, have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund sectors and holdings affected performance

We attribute the fund's strong relative performance to the success of several management strategies, including the long-term strategy of broad diversification. In terms of market allocations, the fund benefited from not owning Japanese government bonds, which declined in value over the period. After over a decade of slow growth, Japan has finally emerged with a self-sustaining economic recovery. This has caused interest rates to rise, which has hurt the value of the country's government bonds (because bond prices fall when rates rise).

The portfolio was overweighted -- relative to the benchmark -- in European government bonds, and this positioning was beneficial because Europe's economy is softening as the euro has strengthened, bringing rates down and further enhancing returns. A good example was in Germany, where government bond yields started the fiscal year higher than U.S. Treasury yields, but ended at a lower level. The fund's heavier weighting in German bonds meant that it benefited from the resulting appreciation to a greater degree.

An allocation to European high-yield bonds, which we held through calendar year-end 2003, also added value in the first half of the period, as this market segment posted strong results. However, we reduced this weighting in the second half due to concerns that the securities may have been overvalued.

The fund owned government bonds in several non-European Union (EU) countries -- Sweden, United Kingdom, Australia, and New Zealand -- which offered higher-coupon bonds because of stronger growth and slightly higher inflation in these economies. After leading the global economic recovery, these countries began slowing down in 2004, which helped bring rates down and boosted the value of the fund's holdings.

[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS AS OF 10/31/04]

SECTOR WEIGHTINGS AS OF 10/31/04

Mortgage-backed
securities           40.4%

Government bonds     28.2%

Investment-grade
bonds                19.2%

Asset-backed
securities           11.9%

High-yield
bonds                 0.3%

Footnote reads:
Weightings are shown as a percentage of market value. Holdings will vary over time.

Within the fund's U.S. holdings, an overweight to mortgage-backed securities (MBSs), commercial mortgage-backed securities (CMBSs), and asset-backed securities (ABSs) helped returns as both sectors outpaced Treasuries. Within the MBS sector, which is a highly complex market itself, the fund held high-coupon Government National Mortgage Association securities (GNMAs), which we felt were less likely to be prepaid and therefore performed well (their prepayment rates proved to be lower than anticipated). The fund also owned reperforming GNMAs, which are traditional MBSs in which the borrowers have become delinquent in making payments for a period of time. They are consequently less likely to be refinanced and generally have lower prepayment risk. We believed these securities did not represent a major credit risk, and the fund benefited from the higher income that they produced.

Management's successful security selection within the ABS sector further supported returns. The fund's holdings of home-equity ABSs performed exceptionally well in January and February. Exposure to investment-grade corporate bonds and a bias in favor of lower-rated corporate securities within investment-grade holdings also contributed to performance early in the period, as both the sector and the lower-quality tiers within it outperformed. We reduced the fund's corporate bond exposure in early 2004 after the fund had benefited from gains in this sector.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Over the past year, yields on fixed-income investments have continued to decrease and the difference in yields between higher- and lower-quality bonds has narrowed. The fund's management used this opportunity to increase the fund's focus on higher-quality and shorter-term offerings; however, the fund's earnings have declined as a result. The dividend for class A shares was reduced from $0.032 to $0.026 per share in April 2004. Other share classes had similar reductions. However, due to additional income received from currency gains, the fund's dividend for class A shares was raised in October 2004 from $0.026 per share to $0.028 per share, where it stood at period end. Other share classes had similar increases.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

The fund's returns during the past fiscal year remained significantly higher than the historical averages for the sectors in which it invests. Economic conditions, though varying considerably over the past year, have remained generally favorable for fixed-income investing, with low inflation and moderate growth. High-yield bonds continued to benefit from declining default rates and improving balance sheets, while emerging-market countries, many of which are exporters of energy and other commodities, have benefited from high commodity prices, especially the record-high levels in the price of oil. The Fed's well-communicated policy of a measured tightening of the federal funds rate, a key short-term interest-rate benchmark, has not significantly disrupted bond prices.

While this positive environment could continue into 2005, we remain cautious for several reasons. First, we believe the high cost of energy will continue to act like a tax on both businesses and consumers, reducing the incentive and the ability for both to continue spending. Second, the U.S. trade and budget deficits are very high, and any nervousness among bond investors about these deficits could cause prices to fall. Finally, since performance has been so strong for bonds, yields are low, and credit yield spreads (the difference between lower- and higher-quality bond yields) are tight. We believe it is unlikely bond prices will move significantly higher (and yields lower) from their current levels. In fact, bond prices declined after the end of the period on concerns over the outlook for continued foreign investment in U.S. Treasuries. We therefore believe it is prudent to remain vigilant about any possible disruptions to global economies and fixed-income markets, keeping the fund positioned defensively, while remaining well diversified in a broad range of fixed-income sectors and securities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-markets securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. This fund concentrates its assets in fewer issues, which can affect the fund's performance. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.


Your fund's management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader and D. William Kohli is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows fund ownership, in dollar ranges, by the fund's Portfolio Leader and Portfolio Member. Information shown is for the current and prior year ended November 30.



----------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
----------------------------------------------------------------------------------------------
                             $1 -     $10,001 -  $50,001-  $100,001 -  $500,001 -   $1,000,001
                  Year   $0  $10,000  $50,000    $100,000  $500,000    $1,000,000   and over
----------------------------------------------------------------------------------------------
Kevin Cronin      2004    *
----------------------------------------------------------------------------------------------
Portfolio Leader  2003    *
----------------------------------------------------------------------------------------------
D. William Kohli  2004                                        *
----------------------------------------------------------------------------------------------
Portfolio Member  2003                                        *
----------------------------------------------------------------------------------------------

Other funds managed by the Portfolio Leader and Portfolio Members

Kevin Cronin is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Income Fund, Putnam Limited Duration Government Income Fund*, and Putnam U.S. Government Income Trust. He is a Portfolio Member of The George Putnam Fund of Boston and Putnam Equity Income Fund.

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust, Putnam Master Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Kevin Cronin and D. William Kohli may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

Your fund's Portfolio Leader and Portfolio Member did not change during the year ended October 31, 2004.

* Formerly Putnam Intermediate U.S. Government Income Fund.


Performance summary

This section shows your fund's performance during its fiscal year, which ended October 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/04
-----------------------------------------------------------------------------------------------------------------
                       Class A               Class B               Class C               Class M         Class R
(inception dates)      (6/1/87)              (2/1/94)             (7/26/99)             (3/17/95)       (12/1/03)
-----------------------------------------------------------------------------------------------------------------
                    NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
-----------------------------------------------------------------------------------------------------------------
1 year             9.99%      4.77%      9.20%      4.20%      9.16%      8.16%      9.77%      6.22%      9.85%
-----------------------------------------------------------------------------------------------------------------
5 years           41.49      34.82      36.31      34.31      36.15      36.15      39.78      35.21      39.92
Annual average     7.19       6.16       6.39       6.08       6.37       6.37       6.93       6.22       6.95
-----------------------------------------------------------------------------------------------------------------
10 years          76.38      68.05      63.75      63.75      63.56      63.56      72.00      66.38      72.22
Annual average     5.84       5.33       5.06       5.06       5.04       5.04       5.57       5.22       5.59
-----------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)     7.80       7.50       6.95       6.95       6.99       6.99       7.49       7.28       7.53
-----------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.



[GRAPHIC OMITTED: chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment, 10/31/94 to 10/31/04

                              Lehman Global
            Fund's class A     Aggregate
Date         shares at POP     Bond Index

10/31/94         9,525          10,000
10/31/95        10,422          11,595
10/31/96        11,720          12,380
10/31/97        12,117          13,004
10/31/98        11,979          14,599
10/31/99        11,878          14,176
10/31/00        11,374          13,776
10/31/01        12,242          15,132
10/31/02        13,265          16,356
10/31/03        15,279          18,351
10/31/04       $16,805         $20,128

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $16,375 and $16,356, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $17,200 ($16,638 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $17,222. See first page of performance section for performance calculation method.

--------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/04
--------------------------------------------------------------
                               Lehman  Lipper Global Income
                     Global Aggregate        Funds category
                           Bond Index*              average+
--------------------------------------------------------------
1 year                           9.68%                 8.81%
--------------------------------------------------------------
5 years                         41.98                 40.68
Annual average                   7.26                  7.00
--------------------------------------------------------------
10 years                       101.28                 98.38
Annual average                   7.25                  6.99
--------------------------------------------------------------
Annual average
(life of fund)                     --                  7.60
--------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* The benchmark was not in existence at the time of the fund's inception. The Lehman Global Aggregate Bond Index commenced 12/31/89.

+ Over the 1-, 5-, and 10-year periods ended 10/31/04, there were 94,
  65, and 34 funds, respectively, in this Lipper category.

------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/04
------------------------------------------------------------------------------------------------------
                                  Class A         Class B    Class C          Class M         Class R
------------------------------------------------------------------------------------------------------
Distributions (number)               12              12         12               12              11
------------------------------------------------------------------------------------------------------
Income                             $1.126          $1.032     $1.029           $1.094          $1.068
------------------------------------------------------------------------------------------------------
Capital gains                         --              --        --               --              --
Total                              $1.126          $1.032     $1.029           $1.094          $1.068
------------------------------------------------------------------------------------------------------
Share value:                   NAV        POP        NAV        NAV        NAV        POP        NAV
------------------------------------------------------------------------------------------------------
10/31/03                     $12.65     $13.28     $12.61     $12.62     $12.58     $13.00         --
------------------------------------------------------------------------------------------------------
12/1/03*                         --         --         --         --         --         --     $12.81
------------------------------------------------------------------------------------------------------
10/31/04                      12.73      13.33+     12.69      12.70      12.66      13.09      12.74
------------------------------------------------------------------------------------------------------
Current return
(end of period)
Current dividend rate 1       2.64%      2.52%      1.99%      1.89%      2.37%      2.29%      2.45%
------------------------------------------------------------------------------------------------------
30-day SEC yield
(with expense
limitation) 2                  2.53       2.41       1.80       1.79       2.28       2.21       2.32
------------------------------------------------------------------------------------------------------
30-day SEC yield
(without expense
limitation) 3                  2.42       2.31       1.69       1.68       2.17       2.10       2.21
------------------------------------------------------------------------------------------------------

* Inception date of class R shares.

+ Reflects a reduction in sales charges that took effect on January 28, 2004.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower. Based only on investment income, calculated using SEC guidelines.

3 Based only on investment income, calculated using SEC guidelines.




-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04 (MOST RECENT CALENDAR QUARTER)
-------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M         Class R
(inception dates)              (6/1/87)              (2/1/94)             (7/26/99)             (3/17/95)       (12/1/03)
-------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
-------------------------------------------------------------------------------------------------------------------------
1 year                     7.35%      2.27%      6.56%      1.65%      6.54%      5.56%      7.12%      3.67%      7.14%
-------------------------------------------------------------------------------------------------------------------------
5 years                   38.13      31.53      33.05      31.05      33.14      33.14      36.43      32.01      36.41
Annual average             6.67       5.63       5.88       5.56       5.89       5.89       6.41       5.71       6.41
-------------------------------------------------------------------------------------------------------------------------
10 years                  73.37      65.18      60.92      60.92      60.97      60.97      68.94      63.42      69.15
Annual average             5.66       5.15       4.87       4.87       4.88       4.88       5.38       5.03       5.40
-------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.69       7.39       6.85       6.85       6.89       6.89       7.38       7.17       7.42
-------------------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Global Income Trust from May 1, 2004, to October 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 10/31/04
------------------------------------------------------------------------
                     Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------
Expenses paid per
$1,000*                $6.47     $10.34     $10.33      $7.76      $7.77
------------------------------------------------------------------------
Ending value (after
expenses)          $1,059.50  $1,055.80  $1,055.70  $1,058.60  $1,059.90
------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2004, use the calculation method below. To find the value of your investment on May 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 05/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                         Total
Value of your                                Expenses paid             expenses
investment on 12/1/03  [DIV]    $1,000   X    per $1,000             =   paid
------------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
------------------------------------------------------------------------------
$10,000               [DIV]     $1,000   X   $6.47 (see table above) =  $64.70
------------------------------------------------------------------------------



Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended
10/31/04
------------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Expenses paid per
$1,000*                   $6.34     $10.13     $10.13      $7.61      $7.61
------------------------------------------------------------------------------
Ending value (after
expenses)             $1,018.85  $1,015.08  $1,015.08  $1,017.60  $1,017.60
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                         Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio+             1.25%      2.00%      2.00%      1.50%      1.50%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                    1.25%      2.00%      2.00%      1.50%      1.50%
------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 9/30/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your fund's
portfolio turnover

   Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

   Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                           2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam Global
Income Trust                162%       198%       331%       293%       301%
------------------------------------------------------------------------------
Lipper Global Income
Funds category
average                     197%       183%       181%       208%       188%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 9/30/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.37

Taxable bond
fund average           0.31

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of September 30, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers;
(2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of government bonds from 10 countries.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index used as a broad measure of international investment-grade bonds.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

S&P/Citigroup World Ex-U.S. Primary Markets Growth Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries excluding the United States chosen for their growth orientation.

S&P/Citigroup World Ex-U.S. Primary Markets Value Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries excluding the United States chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of
Putnam Global Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Income Trust (the "fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 9, 2004


The fund's portfolio
October 31, 2004

Foreign government bonds and notes (38.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
CHF  2,900,000 Austria (Republic of) notes
               Ser. EMTN, 3 3/8s, 2012                               $2,594,330
EUR  3,000,000 Austria (Republic of) 144A notes
               Ser. EMTN, 3.8s, 2013                                  3,804,634
CAD  6,557,000 Canada Housing Trust govt. guaranty
               5.1s, 2007 (Canada)                                    5,598,533
DKK  9,640,000 Denmark (Kingdom of) bonds 6s, 2009                    1,855,738
USD  1,000,000 Export Development Canada government
               bonds 4s, 2007 (Canada)                                1,026,500
EUR  4,036,000 France (Government of) bonds 5 3/4s,
               2032                                                   6,088,199
EUR  6,930,000 Germany (Federal Republic of) bonds
               4 3/4s, 2008                                           9,373,973
EUR  7,110,000 Germany (Federal Republic of) bonds
               Ser. 97, 6s, 2007                                      9,703,363
CHF  1,900,000 Italy (Republic of) unsub. notes
               Ser. 11, Tranche 1, 3 1/8s, 2010                       1,669,678
NZD  3,444,000 New Zealand (Government of) bonds
               6s, 2011                                               2,349,463
NZD  2,130,000 New Zealand (Government of) bonds
               Ser. 1106, 8s, 2006                                    1,509,877
NZD  6,085,000 Ontario (Province of) unsub. 5 3/4s,
               2008 (Canada)                                          4,067,897
EUR  2,693,000 Portugal (Republic of) treasury
               notes Ser. JUN, 4 3/8s, 2014                           3,541,342
USD    500,000 Quebec (Province of) notes 5s, 2009
               (Canada)                                                 527,809
SEK  7,760,000 Sweden (Government of) bonds Ser.
               3101, 4s, 2008                                         1,362,428
SEK  3,585,000 Sweden (Government of) debs. Ser.
               1041, 6 3/4s, 2014                                       602,499
GBP  3,538,000 United Kingdom treasury bonds
               7 1/2s, 2006                                           6,861,165
GBP    425,000 United Kingdom treasury bonds
               2 1/2s, 2009                                           1,890,933
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $55,573,721)                             $64,428,361

Corporate bonds and notes (20.7%) (a)
Principal amount                                                          Value

Basic Materials (0.1%)
-------------------------------------------------------------------------------
       $95,000 Avery Dennison Corp. notes 4 7/8s,
               2013                                                     $96,762

Capital Goods (0.1%)
-------------------------------------------------------------------------------
       185,000 Waste Management, Inc. company
               guaranty 6 3/8s, 2012                                    205,360

Communication Services (0.4%)
-------------------------------------------------------------------------------
       100,000 Ameritech Capital Funding company
               guaranty 6 1/4s, 2009                                    108,000
        60,000 AT&T Wireless Services, Inc. sr.
               notes 8 3/4s, 2031                                        80,551
       115,000 AT&T Wireless Services, Inc. sr.
               notes 7 7/8s, 2011                                       137,000
       100,000 France Telecom notes 9 1/4s, 2031
               (France)                                                 134,994
        40,000 Koninklijke (Royal) KPN NV sr.
               unsub. notes 8s, 2010 (Netherlands)                       47,870
       150,000 Telefonica Europe BV company
               guaranty 7 3/4s, 2010 (Netherlands)                      177,809
        80,000 Vodafone Group PLC notes 7 7/8s,
               2030 (United Kingdom)                                    102,822
                                                                 --------------
                                                                        789,046

Conglomerates (0.1%)
-------------------------------------------------------------------------------
        90,000 Tyco International Group SA company
               guaranty  6 3/4s, 2011 (Luxembourg)                      101,791

Consumer Cyclicals (0.5%)
-------------------------------------------------------------------------------
       170,000 DaimlerChrysler NA Holding Corp.
               company guaranty 7.2s, 2009                              191,668
       105,000 DaimlerChrysler NA Holding Corp.
               company guaranty Ser. D,  3.4s, 2004                     105,134
DEM      6,050 Derby Cycle Corp. (The) sr. notes
               9 3/8s, 2008 (In default) (NON)                                1
      $165,000 Ford Motor Co. debs. 9.98s, 2047                         203,353
       360,000 Ford Motor Credit Corp. notes
               7 7/8s, 2010                                             399,476
                                                                 --------------
                                                                        899,632

Consumer Staples (1.0%)
-------------------------------------------------------------------------------
       220,000 AT&T Broadband Corp. company
               guaranty 8 3/8s, 2013                                    269,918
       280,000 Cox Enterprises, Inc. 144A notes 8s,
               2007                                                     302,341
        74,718 CVS Corp. 144A pass-through
               certificates 6.117s, 2013                                 80,899
       230,000 Echostar DBS Corp. sr. notes 5 3/4s,
               2008                                                     235,175
       105,000 Johnson (SC) & Son, Inc. 144A bonds
               5 3/4s, 2033                                             106,464
       120,000 Miller Brewing Co. 144A notes
               5 1/2s, 2013                                             125,926
       115,000 News America Holdings, Inc. company
               guaranty 9 1/4s, 2013                                    148,822
        40,000 News America, Inc. company guaranty
               4 3/4s, 2010                                              40,973
       115,000 TCI Communications, Inc. debs. 9.8s,
               2012                                                     148,182
       145,000 Time Warner, Inc. notes 8.18s, 2007                      163,165
        55,000 Tyson Foods, Inc. notes 7 1/4s, 2006                      59,029
        45,000 Yum! Brands, Inc. sr. notes 8 7/8s,
               2011                                                      56,164
                                                                 --------------
                                                                      1,737,058

Financial (13.0%)
-------------------------------------------------------------------------------
       120,000 AXA Financial, Inc. sr. notes
               7 3/4s, 2010                                             141,015
EUR  4,500,000 Bank Nederlandse Gemeenten NV notes
               4 5/8s, 2012 (Netherlands)                             6,046,931
       $35,000 Bank of New York Co., Inc. (The) sr.
               sub. notes FRN 3.400s, 2013                               34,376
EUR  1,500,000 Bayerische Landesbank bonds Ser. 5,
               5 1/4s, 2009 (Germany)                                 2,069,063
       $95,000 CIT Group, Inc. sr. notes 7 3/4s,
               2012                                                     113,395
EUR  9,300,000 Depfa ACS Bank sr. sec. public loan
               notes 3 1/4s, 2008 (Ireland)                          11,952,871
      $325,000 First Chicago NBD Corp. sub. notes
               6 3/8s, 2009                                             364,394
        50,000 General Electric Capital Corp. notes
               Ser. A, 6 3/4s, 2032                                      58,311
        95,000 Goldman Sachs Group, Inc. (The)
               notes 4 3/4s, 2013                                        93,907
       125,000 Household Finance Corp. notes
               6 3/8s, 2012                                             139,423
       475,000 Lehman Brothers Holdings, Inc. notes
               4s, 2008                                                 483,703
        90,000 National Westminster Bank sub. notes
               7 3/8s, 2009 (United Kingdom)                            104,190
        35,000 Nationwide Financial Services, Inc.
               notes 5 5/8s, 2015                                        36,149
       115,000 Principal Life Global Funding I 144A
               sec. notes 5 1/4s, 2013                                  118,927
        40,000 Travelers Property Casualty Corp.
               sr. notes 3 3/4s, 2008                                    39,813
                                                                 --------------
                                                                     21,796,468

Government (4.1%)
-------------------------------------------------------------------------------
CHF    700,000 European Investment Bank
               supranational bank bonds 3 1/2s,
               2014 (Supra-Nation)                                      631,754
NZD  2,970,000 Kreditanstalt fuer Wiederaufbau
               (KfW) foreign government guaranty
               6s, 2009 (Germany)                                     1,991,372
EUR  1,500,000 Norddeutsche Landesbank Girozentrale
               bonds Ser. 7, 5 3/4s,  2010
               (Germany)                                              2,147,285
CHF  2,375,000 Oester Postspark Bawag foreign
               government guaranty Ser. EMTN,
               3 1/4s, 2011 (Austria)                                 2,111,814
                                                                 --------------
                                                                      6,882,225

Health Care (0.1%)
-------------------------------------------------------------------------------
        15,000 American Home Products Corp. notes
               6.95s, 2011                                               16,822
        75,000 Bayer Corp. 144A FRB 6.200s, 2008                         80,935
                                                                 --------------
                                                                         97,757

Technology (0.1%)
-------------------------------------------------------------------------------
        50,000 Fiserv, Inc. notes 4s, 2008                               50,796
        75,000 Motorola, Inc. notes 7 5/8s, 2010                         87,975
                                                                 --------------
                                                                        138,771

Transportation (0.1%)
-------------------------------------------------------------------------------
       100,000 Union Pacific Corp. notes 6 5/8s,
               2008                                                     109,234

Utilities & Power (1.1%)
-------------------------------------------------------------------------------
        40,000 AEP Texas Central Co. sr. notes
               Ser. D, 5 1/2s, 2013                                      42,034
        50,000 CenterPoint Energy Resources Corp.
               debs. 8.9s, 2006                                          55,667
       310,000 Consumers Energy Co. 1st mtge.
               Ser. B, 5 3/8s, 2013                                     320,969
        90,000 Duke Capital Corp. sr. notes Ser. A,
               6 1/4s, 2005                                              92,145
       120,000 Duke Energy Field Services, LLC
               notes 7 7/8s, 2010                                       141,926
        70,000 Exelon Generation Co., LLC sr. notes
               6.95s, 2011                                               79,720
        40,000 National Fuel Gas Co. notes 5 1/4s,
               2013                                                      41,203
        85,000 Northern States Power Co. mtge.
               Ser. B, 8s, 2012                                         104,876
        50,000 PP&L Capital Funding, Inc. company
               guaranty Ser. D, 8 3/8s, 2007                             55,937
       150,000 Public Services Co. of Colorado sr.
               notes Ser. A, 6 7/8s, 2009                               168,204
EUR    505,000 Veolia Environnement sr. unsub.
               Ser. EMTN, 5 3/8s, 2018 (France)                         672,864
       $34,492 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON)                                                          3
                                                                 --------------
                                                                      1,775,548
                                                                 --------------
               Total Corporate bonds and notes
               (cost $29,400,183)                                   $34,629,652

U.S. government agency mortgage obligations (17.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               Federal National Mortgage
               Association Pass-Through
               Certificates
    $9,323,945 7s, with due dates from August 1,
               2025 to April 1, 2034                                 $9,920,527
        77,178 7s, February 1, 2016                                      82,336
     1,256,744 6 1/2s, with due dates from
               September 1, 2031 to August 1, 2034                    1,323,605
     5,000,000 6 1/2s, TBA, November 1, 2034                          5,256,250
     8,000,000 6s, TBA, November 1, 2034                              8,295,000
     1,300,000 5 1/2s, TBA, November 1, 2033                          1,323,766
       808,445 5s, April 1, 2019                                        826,351
     2,000,000 5s, TBA, November 1, 2019                              2,040,625
       877,735 4s, with due dates from May 1, 2019
               to June 1, 2019                                          863,472
                                                                 --------------
               Total U.S. government agency
               mortgage obligations
               (cost $29,732,857)                                   $29,931,932

U.S. treasury obligations (2.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $2,996,000 U.S. Treasury Bonds 6 1/4s, May 15,
               2030                                                  $3,603,158
       100,000 U.S. Treasury Notes 4 1/4s, August
               15, 2014                                                 101,781
                                                                 --------------
               Total U.S. treasury obligations
               (cost $3,612,257)                                     $3,704,939

Asset-backed securities (12.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $50,866 ABSC NIMS Trust 144A Ser. 03-HE5,
               Class A, 7s, 2033                                        $51,120
               Aegis Asset Backed Securities Trust
               144A
        75,960 Ser. 04-1N, Class Note, 5s, 2034                          75,794
        57,883 Ser. 04-2N, Class N1, 4 1/2s, 2034                        57,549
       116,875 Ser. 04-4N, Class Note, 5s, 2034                         116,832
       102,000 Ameriquest Finance NIM Trust 144A
               Ser. 04-RN9, Class N2, 10s, 2034                          94,478
       131,000 Ameriquest Mortgage Securities, Inc.
               144A Ser. 04-RN9, 4.8s, 2034                             130,843
               Amortizing Residential Collateral
               Trust
       344,636 Ser. 02-BC1, Class A, Interest Only
               (IO), 6s, 2005                                             6,680
       492,727 Ser. 02-BC3, Class A, IO, 6s, 2005                         9,523
        28,114 AQ Finance NIM Trust 144A Ser.
               03-N9A, Class Note, 7.385s, 2033                          28,255
               Argent NIM Trust 144A
        30,819 Ser. 03-N7, Class 2A1, 5.68s, 2034                        30,837
        81,524 Ser. 03-N8, Class A, 5.56s, 2034
               (Cayman Islands)                                          81,524
        95,588 Ser. 04-WN4, Class A, 4.459s, 2034
               (Cayman Islands)                                          95,304
               Asset Backed Funding Corp. NIM Trust
               144A
        28,254 Ser. 03-WF1, Class N1, 8.35s, 2032                        28,254
       163,000 Ser. 04-0PT5, Class N1, 4 1/2s, 2034
               (Cayman Islands)                                         162,989
        71,571 Ser. 04-FF1, Class N1, 5s, 2034
               (Cayman Islands)                                          71,336
        80,000 Bank One Issuance Trust FRB Ser.
               03-C4, Class C4, 2.90s, 2011                              81,488
     5,999,303 Bayview Financial Acquisition Trust
               Ser. 03-X, Class A, IO, 0.9s, 2006                       104,735
       722,000 Bear Stearns Alternate Trust Ser.
               04-12, Class A2, 5s, 2034                                737,343
               Bear Stearns Asset Backed Securities
               NIM Trust144A
        90,446 Ser. 04-FR1, Class A1, 5s, 2034
               (Cayman Islands)                                          90,164
       119,753 Ser. 04-HE6, Class A1, 5 1/4s, 2034
               (Cayman Islands)                                         119,585
        72,497 Ser. 04-HE7N, Class A1, 5 1/4s, 2034
               (Cayman Islands)                                          72,497
        60,734 Ser. 04-HE8N, Class A1, 5s, 2034
               (Cayman Islands)                                          60,734
        81,000 Bear Stearns Asset Backed
               Securities, Inc. Ser. 04-FR3, Class
               M6, 5.21s, 2034                                           81,000
               Bombardier Capital Mortgage Securitization Corp.
       169,183 Ser. 99-B, Class A3, 7.18s, 2015                         132,386
       191,358 Ser. 99-B, Class A4, 7.3s, 2016                          150,254
       250,000 Capital One Multi-Asset Execution
               Trust FRB Ser. 02-C1, Class
               C1, 4.62s, 2010                                          263,594
        49,000 CARMAX Auto Owner Trust Ser. 04-2,
               Class D, 3.67s, 2011                                      49,028
               CARSSX Finance, Ltd. 144A FRB
       300,000 Ser. 04-AA, Class B3, 5.450s, 2011
               (Cayman Islands)                                         300,150
       660,000 Ser. 04-AA, Class B4, 7.600s, 2011
               (Cayman Islands)                                         660,330
       585,354 CDC Mortgage Capital Trust Ser.
               02-HE2, Class A, IO, 5 1/4s, 2005                         18,497
       170,000 Chase Credit Card Master Trust FRB
               Ser. 03-3, Class C, 3.180s, 2010                         173,833
               CHEC NIM Ltd., 144A (Cayman Islands)
        84,000 Ser. 04-2, Class N1, 4.45s, 2034                          83,520
        35,000 Ser. 04-2, Class N2, 8s, 2034                             34,998
        25,000 Ser. 04-2, Class N3, 8s, 2034                             21,500
EUR    240,000 Chester Asset Receivables Dealings
               PLC FRN Ser. 02-B, Class C,
               3.316s, 2009 (United Kingdom)                            309,194
               Conseco Finance
      $429,000 Ser. 02-C, Class AFIO, IO, 7 1/2s,
               2032                                                      24,269
       260,357 Ser. 02-C, Class AVIO, IO, 7 1/2s,
               2032                                                      14,067
               Conseco Finance Securitizations Corp.
       390,790 Ser. 00-2, Class A4, 8.48s, 2030                         398,417
       325,000 Ser. 01-04, Class A4, 7.36s, 2033                        337,643
               Conseco Finance Securitizations Corp.
       449,000 Ser. 01-1, Class A5, 6.99s, 2032                         430,833
       470,586 Ser. 02-2, Class A, IO, 8 1/2s, 2033                     130,117
               Countrywide Asset Backed
               Certificates 144A
        60,296 Ser. 03-5NF, Class NF, 6 3/4s, 2034                       60,654
       439,943 Ser. 04-6N, Class N1, 6 1/4s, 2035                       439,503
        79,887 Ser. 04-BC1N, Class Note, 5 1/2s,
               2035                                                      79,563
     1,435,000 CS First Boston Mortgage Securities
               Corp. 144A Ser. 04-C4, Class AX, IO,
               0.078s, 2039                                              33,352
       100,000 First Chicago Lennar Trust 144A Ser.
               97-CHL1, Class E, 7.827s, 2039                           103,563
               First Franklin NIM Trust 144A
        83,000 Ser. 04-FF10, Class N1, 4 1/2s, 2034
               (Cayman Islands)                                          82,995
        72,476 Ser. 04-FF7A, Class A, 5s, 2034                           72,636
               Fremont NIM Trust 144A
        24,613 Ser. 04-A, Class Note, 4 3/4s, 2034                       24,540
       101,540 Ser. 04-B, Class Note, 4.703s, 2034                      101,540
       145,430 GE Capital Credit Card Master Note
               Trust FRB Ser. 04-2, Class C, 2.34s,
               2010                                                     145,430
               Granite Mortgages PLC
EUR    455,000 FRB Ser. 03-2, Class 2C1, 5.200s,
               2043 (United Kingdom)                                    595,729
GBP    340,000 FRB Ser. 03-2, Class 3C, 6.44s, 2043
               (United Kingdom)                                         638,674
      $100,000 Ser. 02-1, Class 1C, 3.379s, 2042
               (United Kingdom)                                         101,570
        70,000 Ser. 02-2, Class 1C, 3.329s, 2043
               (United Kingdom)                                          71,120
               Green Tree Financial Corp.
        83,900 Ser. 94-4, Class B2, 8.6s, 2019                           58,822
       203,128 Ser. 94-6, Class B2, 9s, 2020                            163,264
        84,541 Ser. 95-4, Class B1, 7.3s, 2025                           79,733
        89,000 Ser. 99-3, Class A6, 6 1/2s, 2031                         93,735
     1,275,000 Ser. 99-5, Class A5, 7.86s, 2030                       1,148,725
       583,219 Greenpoint Manufactured Housing Ser.
               00-3, Class IA, 8.45s, 2031                              582,402
       149,000 GS Auto Loan Trust 144A Ser. 04-1,
               Class D, 5s, 2011                                        147,062
               GSAMP Trust 144A
        21,987 Ser. 03-HE1N, Class Note, 7 1/4s,
               2033                                                      21,921
        49,416 Ser. 04-FM1N, Class Note, 5 1/4s,
               2033                                                      49,382
        63,472 Ser. 04-HE1N, Class N1, 5s, 2034                          63,358
       381,475 Ser. 04-NIM1, Class N1, 5 1/2s, 2034                     381,475
        53,054 Ser. 04-RENM, Class Note, 5 1/2s,
               2032                                                      53,001
        62,096 Ser. 04-SE2N, Class Note, 5 1/2s,
               2034                                                      62,096
       325,817 High Income Trust Securities 144A
               FRB Ser. 03-1A, Class A, 2.21s,2036                      314,413
               Holmes Financing PLC FRB
        57,000 Ser. 8, Class 2C, 2.790s, 2040
               (United Kingdom)                                          57,143
        50,000 Ser. 4, Class 3C, 2.9s, 2040 (United
               Kingdom)                                                  50,640
        80,000 Ser. 5, Class 2C, 3.52s, 2040
               (United Kingdom)                                          80,224
               Home Equity Asset Trust 144A
        51,039 Ser. 02-5N, Class A, 8s, 2033                             51,294
        11,076 Ser. 03-3N, Class A, 8s, 2033                             11,159
        21,962 Ser. 03-4N, Class A, 8s, 2033                             22,127
       115,883 Ser. 03-7N, Class A, 5 1/4s, 2034                        115,883
        99,201 Ser. 04-1N, Class A, 5s, 2034                             98,953
        77,931 Ser. 04-3N, Class A, 5s, 2034                             77,639
        82,000 Ser. 04-4N, Class A, 5s, 2034                             81,734
       300,000 LNR CDO, Ltd. 144A FRB Ser. 02-1A,
               Class FFL, 4.683s, 2037 (Cayman
               Islands)                                                 293,580
               Long Beach Asset Holdings Corp. NIM
               Trust 144A
        20,693 Ser. 03-2, Class N1, 7.627s, 2033                         20,693
        12,337 Ser. 03-4, Class N1, 6.535s, 2033                         12,337
        55,534 Ser. 04-2, Class N1, 4.94s, 2034                          55,534
       145,735 Ser. 04-5, Class Note, 5s, 2034                          146,056
     1,890,000 Long Beach Mortgage Loan Trust Ser.
               03-1, Class S2, IO, 3 1/2s, 2004                             352
GBP    200,000 Lothian Mortgages PLC 144A FRN Ser.
               3A, Class D, 5.458s, 2039 (United
               Kingdom)                                                 366,420
       $42,231 Marriott Vacation Club Owner Trust
               144A Ser. 04-1A, Class C,  5.265s,
               2026                                                      42,843
               Master Asset Backed Securities NIM
               Trust 144A
       149,389 Ser. 04-CI5, Class N1, 4.946s, 2034                      149,387
        44,898 Ser. 04-CI3, Class N1, 4.45s, 2034                        44,898
        82,000 Ser. 04-CI5, Class N2, 10s, 2034                          81,165
       170,000 MBNA Credit Card Master Note Trust
               FRN Ser. 03-C5, Class C5,  3.05s,
               2010                                                     173,748
               Merrill Lynch Mortgage Investors, Inc.
        16,690 Ser. 03-WM3N, Class N1, 8s, 2005                          16,767
        66,000 Ser. 04-WMC3, Class B3, 5s, 2035                          62,453
               Merrill Lynch Mortgage Investors,
               Inc. 144A
        62,585 Ser. 03-OP1N, Class N1, 7 1/4s, 2034                      62,810
        43,249 Ser. 04-FM1N, Class N1, 5s, 2035                          42,859
        66,171 Ser. 04-HE1N, Class N1, 5s, 2006                          65,708
        52,961 Ser. 04-WM2N, Class N1, 4 1/2s, 2005                      52,542
       118,198 Ser. 04-WM3N, Class N1, 4 1/2s, 2005                     117,607
       226,634 MMCA Automobile Trust Ser. 02-1,
               Class B, 5.37s, 2010                                     228,050
        50,000 Morgan Stanley ABS Capital I FRB
               Ser. 04-HE8, Class B3, 5.159s, 2034                       50,000
        37,683 Morgan Stanley ABS Capital I 144A
               Ser. 04-NC2N, Class Note,  6 1/4s,
               2033                                                      37,813
               Morgan Stanley Auto Loan Trust 144A
        34,000 Ser. 04-HB1, Class D, 5 1/2s, 2011                        33,755
        86,000 Ser. 04-HB2, Class E, 5s, 2012                            83,198
               Morgan Stanley Dean Witter Capital I
               FRN
        89,070 Ser. 01-NC3, Class B1, 4.383s, 2031                       88,425
       109,000 Ser. 01-NC4, Class B1, 4.433s, 2032                      107,722
       286,896 Neon Capital, Ltd. 144A limited
               recourse sec. notes Ser. 96,
               1.458s, 2013 (Cayman Islands) (f)                        268,281
        71,395 New Century Mortgage Corp. NIM Trust
               144A Ser. 03-B, Class Note, 6 1/2s,
               2033                                                      71,652
        82,354 Nomura Asset Acceptance Corp. 144A
               Ser. 04-R2, Class PT, IO,  10.118s,
               2034                                                      92,905
       119,523 Novastar NIM Trust 144A Ser. 04-N2,
               Class Note, 4.458s, 2034                                 119,523
               Oakwood Mortgage Investors, Inc.
       309,000 Ser. 00-D, Class A4, 7.4s, 2030                          201,221
       138,448 Ser. 01-C, Class A2, 5.92s, 2017                          90,794
       485,898 Ser. 01-E, Class A2, 5.05s, 2019                         401,283
       332,903 Ser. 02-A, Class A2, 5.01s, 2020                         286,496
       486,592 Ser. 02-C, Class A1, 5.41s, 2032                         438,273
       174,207 Ser. 99-D, Class A1, 7.84s, 2029                         166,751
               Option One Mortgage Securities Corp.
               NIM Trust 144A
         4,324 Ser. 03-2B, Class N1, 7.63s, 2033
               (Cayman Islands)                                           4,324
        16,672 Ser. 03-5, Class Note, 6.9s, 2033                         16,755
               Park Place Securities NIM Trust 144A
        82,000 Ser. 04-MCWN1, Class A, 4.458s, 2034                      82,000
        82,000 Ser. 04-WCW2, Class D, 7.387s, 2034                       82,000
        57,421 Pass-Through Amortizing Credit Card
               Trust Ser. 02-1A, Class
               A3FL, 4.889s, 2012                                        57,554
       217,613 People's Choice Net Interest Margin
               Note 144A Ser. 04-2, Class A,  5s,
               2034                                                     218,102
               Permanent Financing PLC
        49,000 Ser. 5, Class 2C, 2.2s, 2042 (United
               Kingdom)                                                  49,015
       120,000 FRB Ser. 3, Class 3C, 3.013s, 2042
               (United Kingdom)                                         121,632
       177,000 FRB Ser. 4, Class 3C, 2.663s, 2042
               (United Kingdom)                                         177,673
               Pillar Funding PLC 144A FRB
       120,000 Ser. 04-1A, Class C1, 2.880s, 2011
               (United Kingdom)                                         119,958
       100,000 Ser. 04-2A, Class C, 2.812s, 2011
               (United Kingdom)                                          99,971
       170,000 Providian Gateway Master Trust 144A
               FRN Ser. 04-BA, Class D,  3.27s,
               2010                                                     170,570
     1,235,979 Residential Asset Mortgage Products,
               Inc. Ser. 02-RZ3, Class A,
               IO, 5 3/4s, 2005                                          14,120
       252,903 Residential Asset Securities Corp.
               Ser. 02-KS6, Class AIO, IO,  4 1/2s,
               2005                                                       3,412
               SAIL Net Interest Margin Notes 144A
        45,540 Ser. 03-12A, Class A, 7.35s, 2033
               (Cayman Islands)                                          45,526
        88,388 Ser. 03-13A, Class A, 6 3/4s, 2033
               (Cayman Islands)                                          88,274
        43,780 Ser. 03-3, Class A, 7 3/4s, 2033
               (Cayman Islands)                                          43,560
       137,138 Ser. 03-5, Class A, 7.35s, 2033
               (Cayman Islands)                                         137,098
        25,545 Ser. 03-8A, Class A, 7s, 2033
               (Cayman Islands)                                          25,417
        60,017 Ser. 03-9A, Class A, 7s, 2033
               (Cayman Islands)                                          59,705
        66,471 Ser. 03-BC2A, Class A, 7 3/4s, 2033
               (Cayman Islands)                                          66,278
        92,566 Ser. 04-2A, Class A, 5 1/2s, 2034
               (Cayman Islands)                                          92,566
       223,612 Ser. 04-4A, Class A, 5s, 2034
               (Cayman Islands)                                         223,276
        50,000 Ser. 04-4A, Class B, 7 1/2s, 2034
               (Cayman Islands)                                          46,095
       130,199 Ser. 04-7A, Class A, 4 3/4s, 2034
               (Cayman Islands)                                         130,018
        47,420 Ser. 04-7A, Class B, 6 3/4s, 2034
               (Cayman Islands)                                          46,633
        47,059 Ser. 04-8A, Class B, 6 3/4s, 2034
               (Cayman Islands)                                          46,002
       196,000 Ser. 04-AA, Class A, 4 1/2s, 2034
               (Cayman Islands)                                         195,314
        66,726 Ser. 04-BNCA, Class A, 5s, 2034
               (Cayman Islands)                                          66,628
        57,600 Sasco Net Interest Margin Trust 144A
               Ser. 03-AM1, Class A, 7 3/4s, 2033                        57,319
        44,891 Sharps SP I, LLC Net Interest Margin
               Trust Ser. 03-NC1N, Class N, 7 1/4s,
               2033                                                      45,143
               Sharps SP I, LLC Net Interest Margin
               Trust 144A
        71,175 Ser. 03-0P1N, Class NA, 4.45s, 2033                       71,175
        42,650 Ser. 03-HS1N, Class N, 7.48s, 2033                        42,784
        36,516 Ser. 04-4N, Class Note, 6.65s, 2034                       36,473
        46,097 Ser. 04-HE2N, Class NA, 5.43s, 2034                       46,042
               Structured Asset Investment Loan
               Trust
     1,818,913 Ser. 03-BC2, Class A, IO, 6s, 2005                        44,238
       560,001 Ser. 03-BC8, Class A, IO, 6s, 2005                        19,101
     2,351,997 Ser. 04-1, Class A, IO, 6s, 2005                          91,812
       591,818 Structured Asset Securities Corp.
               Ser. 02-HF1, Class A, IO, 6s, 2005                        11,438
       188,000 TIAA Real Estate CDO, Ltd. Ser.
               02-1A, Class III, FRN, 7.600s,
               2037 (Cayman Islands)                                    203,566
               Wells Fargo Home Equity Trust 144A
       117,470 Ser. 04-1N, Class A, 5s, 2034                            117,050
       245,487 Ser. 04-2, Class N1, 4.45s, 2034                         245,472
        49,000 Ser. 04-2, Class N2, 8s, 2034                             46,550
        80,000 Westo Ser. 04-3, Class D, 4.07s,
               2012                                                      80,240
       167,000 Whole Auto Loan Trust 144A Ser.
               04-1, Class D, 5.6s, 2034                                166,997
                                                                 --------------
               Total Asset-backed securities
               (cost $20,921,622)                                   $20,767,325

Collateralized mortgage obligations (6.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $81,000 Amresco Commercial Mortgage Funding
               I 144A Ser. 97-C1,  Class H, 7s,
               2029                                                     $85,609
     2,213,000 Banc of America Commercial Mortgage,
               Inc. 144A Ser. 04-4, IO, 0.526s,
               2019                                                      33,478
       100,000 Banc of America Large Loan 144A FRN
               Ser. 02-FL2A, Class L1,  4.84s, 2014                     100,168
       156,000 Banc of America Structured Security
               Trust 144A Ser. 02-X1, Class
               A3, 5.436s, 2033                                         164,556
       100,000 Bear Stearns Commercial Mortgage
               Securitization Corp. 144A Ser.
               04-ESA, Class K, 4.368s, 2016                            100,000
               Chase Commercial Mortgage Securities
               Corp. 144A
       362,000 Ser. 98-1, Class F, 6.56s, 2030                          396,573
        89,000 Ser. 98-1, Class G, 6.56s, 2030                           95,258
       340,000 Commercial Mortgage Acceptance Corp.
               Ser. 97-ML1, Class A3,  6.57s, 2030                      364,066
               Commercial Mortgage Acceptance Corp.
               144A
       157,000 Ser. 98-C1, Class F, 6.23s, 2031                         169,363
        55,000 Ser. 98-C2, Class F, 5.44s, 2030                          56,618
        86,000 Commercial Mortgage Pass-Through
               Certificates 144A Ser.
               01-FL4A, Class D, 2.72s, 2013                             83,363
               CS First Boston Mortgage Securities
               Corp. 144A
        87,000 FRB Ser. 03-TF2A, Class L, 6.100s,
               2014                                                      86,458
        81,000 Ser. 02-CP5, Class M, 5 1/4s, 2035                        58,146
     4,883,120 Ser. 04-C3, Class AX, IO, 0.075s,
               2036                                                      83,350
       348,000 DLJ Commercial Mortgage Corp. 144A
               Ser. 99-CG2, Class B3, 6.1s, 2032                        370,575
               DLJ Mortgage Acceptance Corp. 144A
        61,000 Ser. 97-CF1, Class B1, 7.91s, 2030                        68,292
       160,000 Ser. 97-CF1, Class A3, 7.76s, 2030                       174,039
               Fannie Mae
       425,753 Ser. 04-4, Class QM, 10.52s, 2033                        430,731
       309,287 Ser. 01-T10, Class A2, 7 1/2s, 2041                      333,632
       296,787 Ser. 02-T4, Class A3, 7 1/2s, 2041                       321,032
       119,553 Ser. 02-T6, Class A2, 7 1/2s, 2041                       129,238
       222,067 Ser. 01-T12, Class A2, 7 1/2s, 2041                      240,275
       361,497 Ser. 01-T7, Class A1, 7 1/2s, 2041                       390,162
        41,424 Ser. 99-T2, Class A1, 7 1/2s, 2039                        44,810
       269,381 Ser. 00-T6, Class A1, 7 1/2s, 2030                       297,033
     1,195,581 Ser. 03-118, Class SF, IO, 6.168s,
               2033                                                     156,512
     1,897,156 Ser. 03-22, Class IO, IO, 6s, 2033                       365,203
       419,988 Ser. 346, Class 2, IO, 5 1/2s, 2033                       88,591
       976,163 Ser. 338, Class 2, IO, 5 1/2s, 2033                      204,537
        36,661 Ser. 333, Class 2, IO, 5 1/2s, 2033                        7,842
     2,490,022 Ser. 03-W10, Class 1, IO, 1.999s,
               2043                                                     130,726
     2,593,330 Ser. 03-W6, Class 11, IO, 1.684s,
               2042                                                      33,417
     5,389,056 Ser. 03-W8, Class 12, IO, 1.641s,
               2042                                                     260,360
     2,407,265 Ser. 03-W17, Class 12, IO, 1.158s,
               2033                                                      79,336
     2,409,471 Ser. 03-W6, Class 21, IO, 1.119s,
               2042                                                      11,974
    14,423,699 Ser. 02-T18, IO, 0.521s, 2042                            207,478
       876,064 Ser. 02-T4, IO, 0.449s, 2041                               9,883
    37,858,906 Ser. 02-26, IO, 0.234s, 2048                             226,771
       225,000 FFCA Secured Lending Corp. Ser.
               99-1A, Class C1, 7.59s, 2025                             164,250
       209,000 First Union-Lehman Brothers
               Commercial Mortgage Trust II Ser.
               97-C2, Class F, 7 1/2s, 2029                             245,510
               Freddie Mac
       444,136 IFB Ser. 2763, Class SC, 21.12s,
               2032                                                     539,547
       467,522 Ser. 2553, Class IJ, IO, 5 1/2s,
               2020                                                      12,638
       226,719 Ser. 2696, Principal Only (PO), zero
               %, 2033                                                  162,113
        53,000 GE Capital Commercial Mortgage Corp.
               144A Ser. 00-1, Class H,  6.131s,
               2033                                                      38,999
        24,657 GMAC Commercial Mortgage Securities,
               Inc. 144A FRN Ser. 02-FL1A, Class D,
               4.61s, 2014                                               24,636
       436,206 Government National Mortgage
               Association Ser. 03-114, Class
               SP, 14.284s, 2027                                        478,409
        95,000 GS Mortgage Securities Corp. II 144A
               FRB Ser. 03-FL6A, Class L, 5.12s,
               2015                                                      95,119
GBP    372,659 Hermione (European Loan Conduit No.
               14) 144A FRB Class A, 5.35s,  2011
               (Ireland)                                                686,846
      $331,000 IStar Asset Receivables Trust Ser.
               02-1A, Class E, 3.194s, 2020                             331,199
     5,706,243 JP Morgan Chase Commercial Mortgage
               Securities Corp. 144A Ser. 04-FL1A,
               Class X1A, IO, 0.864s, 2019                               55,921
               LB-UBS Commercial Mortgage Trust
               144A
     2,279,000 Ser. 04-C7, Class XCL, IO, 0.15s,
               2036                                                      49,716
     2,920,154 Ser. 04-C2, Class XCL, IO, 0.137s,
               2036                                                      82,404
               Lehman Brothers Floating Rate
               Commercial Mortgage Trust 144A FRB
        66,000 Ser. 04-LLFA, Class H, 2.82s, 2017                        66,251
       109,794 Ser. 03-C4, Class A, 2.46s, 2015                         110,068
       156,000 Mach One Commercial Mortgage Trust
               144A Ser. 04-1A, Class H,  6.828s,
               2040                                                     154,375
               Merrill Lynch Mortgage Investors, Inc.
       101,527 Ser. 99-C1, Class A1, 7.37s, 2031                        105,507
        49,000 Ser. 98-C3, Class E, 6.942s, 2030                         54,742
     4,071,000 Merrill Lynch Mortgage Trust 144A
               Ser. 04-KEY2, Class X-C, IO,
                0.052s, 2039                                             81,601
       360,000 Morgan Stanley Capital I 144A Ser.
               04-RR, Class F7, 6s, 2039                                258,161
        78,000 Mortgage Capital Funding, Inc. FRB
               Ser. 98-MC2, Class E, 7.136s, 2030                        87,182
        76,000 PNC Mortgage Acceptance Corp. 144A
               Ser. 00-C2, Class J, 6.22s, 2033                          78,514
       250,000 Salomon Brothers Mortgage Securities
               VII Ser. 96-C1, Class E,  8.384s,
               2028                                                     262,684
        56,000 Trizechahn Office Properties Trust
               144A Ser. 01-TZHA, Class D3, 6.943s,
               2013                                                      59,957
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $11,390,123)                       $10,745,804

Short-term investments (11.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $17,948,536 Putnam Prime Money Market Fund (e)                   $17,948,536
       500,000 U.S. Treasury Bills zero %, November
               4, 2004 (SEG)                                            499,936
                                                                 --------------
               Total Short-term investments
               (cost $18,448,472)                                   $18,448,472
-------------------------------------------------------------------------------
               Total Investments
               (cost $169,079,235)                                 $182,656,485
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $166,911,573.

(NON) Non-income-producing security.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2004.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

  (f) The notes are secured by debt and equity securities and equity participations agreements held by Neon Capital, Ltd.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at October 31, 2004.

      The rates shown on Inverse Floating Rate Bonds (IFB), which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at October 31, 2004.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at October 31, 2004: (as a percentage of Market Value)

Austria                                         4.7%
Canada                                          6.1
Cayman Islands                                  2.2
Denmark                                         1.0
France                                          3.8
Germany                                        13.9
Ireland                                         6.9
Italy                                           0.9
Netherlands                                     3.4
New Zealand                                     2.1
Portugal                                        1.9
Sweden                                          1.1
United Kingdom                                  6.5
United States                                  45.1
Other                                           0.4
                                           --------
Total                                         100.0%


Forward currency contracts to buy at October 31, 2004
(aggregate face value $43,555,648)
                                                                                            Unrealized
                                                        Aggregate          Delivery       appreciation/
                                          Value        face value              date      (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                    $6,955,565        $6,672,866          12/15/04           $282,699
British Pound                         1,168,134         1,148,590          12/15/04             19,544
Euro                                    572,556           574,100          12/15/04             (1,544)
Japanese Yen                         33,424,542        32,372,281          12/15/04          1,052,261
Korean Won                            1,695,942         1,641,157          12/15/04             54,785
Norwegian Krone                         596,830           570,689          12/15/04             26,141
Taiwan Dollar                           584,675           575,965          12/15/04              8,710
------------------------------------------------------------------------------------------------------
                                                                                            $1,442,596
------------------------------------------------------------------------------------------------------





Forward currency contracts to sell at October 31, 2004
(aggregate face value $33,009,237)
                                                        Aggregate          Delivery        Unrealized
                                          Value        face value              date      depreciation
------------------------------------------------------------------------------------------------------
Australian Dollar                    $3,322,184        $3,141,057          12/15/04         $(181,127)
British Pound                           488,874           480,955          12/15/04            (7,919)
Canadian Dollar                       3,781,360         3,520,362          12/15/04          (260,998)
Danish Krone                            767,755           729,266          12/15/04           (38,489)
Euro                                  8,260,643         7,941,850          12/15/04          (318,793)
Japanese Yen                            302,479           289,519          12/15/04           (12,960)
New Zealand Dollar                    9,893,678         9,377,745          12/15/04          (515,933)
Swedish Krona                         1,075,727         1,011,773          12/15/04           (63,954)
Swiss Franc                           6,935,775         6,516,710          12/15/04          (419,065)
------------------------------------------------------------------------------------------------------
                                                                                          $(1,819,238)
------------------------------------------------------------------------------------------------------




Futures contracts outstanding at October 31, 2004
                                                                                           Unrealized
                                                        Aggregate        Expiration     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Euro 90 day (Long)                   $3,615,938        $3,584,501            Sep-06           $31,437
Euro 90 day (Long)                    3,621,563         3,593,689            Jun-06            27,874
Euro 90 day (Short)                     726,863           724,875            Dec-05            (1,988)
Euro 90 day (Short)                     728,400           727,137            Sep-05            (1,263)
Euro 90 day (Short)                     729,713           729,801            Jun-05                88
Euro 90 day (Short)                     731,025           732,800            Mar-05             1,775
Euro 90 day (Short)                  10,255,875        10,260,366            Dec-04             4,491
Euro-Bobl 5 yr (Long)                 6,000,649         5,908,363            Dec-04            92,286
Euro-Bund 10 yr (Short)               3,718,401         3,628,015            Dec-04           (90,386)
Interest Rate Swap 10 yr (Shor        3,359,063         3,262,886            Dec-04           (96,177)
Japanese Government
Bond-Mini 10 yr (Long)               12,496,185        12,341,599            Dec-04           154,586
Japanese Government
Bond 10 yr-TSE (Long)                 6,506,075         6,447,229            Dec-04            58,846
U.S. Treasury Bond
20 yr (Long)                         14,230,469        13,707,421            Dec-04           523,048
U.S. Treasury Note
5 yr (Short)                         26,061,750        25,808,337            Dec-04          (253,413)
U.S. Treasury Note
10 yr (Long)                            227,125           226,881            Dec-04               244
------------------------------------------------------------------------------------------------------
                                                                                             $451,448
------------------------------------------------------------------------------------------------------





TBA sale commitments outstanding at October 31, 2004
(proceeds receivable $2,092,719)
                                                        Principal        Settlement
Agency                                                     amount              date             Value
------------------------------------------------------------------------------------------------------
FNMA, 6 1/2s, November 1, 2034                         $2,000,000          11/15/04        $2,102,500
------------------------------------------------------------------------------------------------------





Interest rate swap contracts outstanding at October 31, 2004
                                                                                           Unrealized
                                                         Notional       Termination     appreciation/
                                                           amount              date    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A.
dated March 25, 2004 to pay semi-annually
the notional amount multiplied by 3.075% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR                           $4,100,000           3/30/09           $80,739

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to pay semi-
annually the notional amount multiplied by
4.945% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR                                                 932,200            7/9/14           (52,622)

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to receive
semi-annually the notional amount multiplied
by 2.931% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR                                                 736,600            7/9/06             7,540

Agreement with Merrill Lynch Capital
Services, Inc. dated September 27, 2002
to receive semi-annually the notional amount
multiplied by the six month JPY-LIBOR-BBA
and pay semi-annually the notional amount
multiplied by 0.399%                            JPY 1,135,000,000           10/1/07           (20,147)

Agreement with UBS, AG dated April 23, 2004
to receive annually the notional amount
multiplied by 3.49% and pay quarterly the
notional amount multiplied by the three
month SEK-STIBOR-SIDE                           SEK    96,000,000           4/27/06            73,440
------------------------------------------------------------------------------------------------------
                                                                                              $88,950
------------------------------------------------------------------------------------------------------





Total return swap contracts outstanding at October 31, 2004

                                                         Notional       Termination        Unrealized
                                                           amount              date      appreciation
------------------------------------------------------------------------------------------------------
Agreement with Deutsche Bank AG dated
August 10, 2004 to receive at maturity the
notional amount multiplied by the nominal
spread depreciation of the Lehman Brothers
AAA Commercial Mortgage Backed Securities
Index adjusted by a modified duration factor
and pay at maturity the notional amount
multiplied by the nominal spread appreciation
of the Lehman Brothers AAA Commercial
Mortgage Backed Securities Index and an
accrual of 25 basis points plus the beginning of
the period nominal spread of the Lehman
Brothers AAA Commercial Mortgage Backed
Securities Index.                                     $10,787,200            3/1/05           $35,166

Agreement with Goldman Sachs Capital
Markets, L.P. dated October 29, 2004 to pay
monthly the notional amount multiplied by the
spread depreciation of the Lehman Brothers
AAA Commercial Mortgage Backed Securities
Index adjusted by a modified duration factor and
receive monthly the notional amount multiplied
by the appreciation of the Lehman Brothers
AAA Commercial Mortgage Backed Securities
Index plus 25 basis points.                             2,702,942            5/1/05                --

Agreement with Lehman Brothers Special
Financing, Inc. dated August 12, 2004 to
receive/(pay) monthly the notional amount
multiplied by the return of Lehman Brothers
CMBS ERISA-Eligible Index and pay monthly
the one month USD-LIBOR-BBA less 25
basis points.                                           1,823,329            3/1/05             5,475
------------------------------------------------------------------------------------------------------
                                                                                              $40,641
------------------------------------------------------------------------------------------------------





Credit default contracts outstanding at October 31, 2004

                                                                           Notional        Unrealized
                                                                             amount      appreciation
------------------------------------------------------------------------------------------------------
Agreement with JPMorgan Chase Bank effective October 8, 2002, maturing on October 2, 2007, to receive a premium equal to
4.795% times the notional amount. For each credit default event related to one of the 100 issues within the JECI 100 Float,
10/02/07 Bond Index, the fund makes a payment of the
proportional notional amount times the difference between
the par value and the then-mar                                        EUR 2,850,000          $110,507

Agreement with JPMorgan Chase Bank with effective dates
ranging from July 3, 2002 to September 27, 2002, maturing
on March 28, 2007, to receive premiums ranging from 4.004%
to 5.350% times the notional amount. For each credit default event related to one of the 100 issues within the JECI 100 Float,
3/28/07 Bond Index, the fund makes a payment of the
proportional notional amount times the difference between the
par value and the then-market                                         EUR 8,900,000           158,108
------------------------------------------------------------------------------------------------------
                                                                                             $268,615
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
October 31, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $151,130,699)              $164,707,949
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $17,948,536) (Note 5)          17,948,536
-------------------------------------------------------------------------------
Cash                                                                  979,634
-------------------------------------------------------------------------------
Foreign currency (cost $896,832) (Note 1)                             921,818
-------------------------------------------------------------------------------
Interest and other receivables                                      2,152,361
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                129,424
-------------------------------------------------------------------------------
Receivable for securities sold                                      2,149,022
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             1,444,140
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             137,384
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                           202,360
-------------------------------------------------------------------------------
Total assets                                                      190,772,628

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                  29,222
-------------------------------------------------------------------------------
Payable for securities purchased                                   18,508,365
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            247,970
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                   241,985
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            108,495
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 67,947
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,666
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                 61,107
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                1,820,782
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                200,424
-------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable
$2,092,719) (Note 1)                                                2,102,500
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                               72,769
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $543,116) (Note 1)                                           274,501
-------------------------------------------------------------------------------
Other accrued expenses                                                123,322
-------------------------------------------------------------------------------
Total liabilities                                                  23,861,055
-------------------------------------------------------------------------------
Net assets                                                       $166,911,573

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $206,302,108
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        2,989,097
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                    (56,409,872)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  14,030,240
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $166,911,573

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($104,736,124 divided by 8,225,602 shares)                             $12.73
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $12.73)*                $13.33
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($29,245,502 divided by 2,304,426 shares)**                            $12.69
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($1,682,224 divided by 132,408 shares)**                               $12.70
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($31,245,357 divided by 2,468,308 shares)                              $12.66
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $12.66)*                $13.09
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($2,366 divided by 186 shares)                           $12.74
-------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended October 31, 2004

Interest income: (including interest income of $104,247 from investments in affiliated issuers) (net of foreign tax of
$5,721) (Note 5)                                                   $6,828,421
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,214,663
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      369,303
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               139,316
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             17,596
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        9,453
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 267,307
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 326,842
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  18,854
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 160,910
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       6
-------------------------------------------------------------------------------
Other                                                                 209,559
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                     9,641
-------------------------------------------------------------------------------
Cost assumed by Manager (Notes 2 and 6)                                (9,641)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Notes 2 and 5)                (163,233)
-------------------------------------------------------------------------------
Total expenses                                                      2,570,576
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                             (2,721)
-------------------------------------------------------------------------------
Net expenses                                                        2,567,855
-------------------------------------------------------------------------------
Net investment income                                               4,260,566
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    6,020,928
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                          185,441
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       401,834
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)          (268,301)
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                 (1,376,512)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, credit default contracts and TBA
sale commitments during the year                                    7,391,302
-------------------------------------------------------------------------------
Net gain on investments                                            12,354,692
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $16,615,258
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                       Year ended October 31
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $4,260,566       $6,068,910
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                              6,339,902       14,100,898
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                         6,014,790        6,393,465
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        16,615,258       26,563,273
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                           (9,754,705)      (4,340,584)
-------------------------------------------------------------------------------
Class B                                           (3,001,842)      (1,135,513)
-------------------------------------------------------------------------------
Class C                                             (157,674)         (54,946)
-------------------------------------------------------------------------------
Class M                                           (2,919,582)      (1,367,110)
-------------------------------------------------------------------------------
Class R                                                  (91)              --
-------------------------------------------------------------------------------
Redemption fees (Note 1)                              24,261          105,000
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Notes 1 and 4)                     (36,244,212)       9,207,547
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          (35,438,587)      28,977,667
-------------------------------------------------------------------------------
Net assets
-------------------------------------------------------------------------------
Beginning of year                                202,350,160      173,372,493
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $2,989,097 and
$10,739,737, respectively)                      $166,911,573     $202,350,160
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended October 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $12.65          $11.39          $10.97          $10.77          $11.91
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .33 (d)         .40             .46             .58             .63
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .88            1.31             .43             .23           (1.12)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.21            1.71             .89             .81            (.49)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                          (1.13)           (.45)           (.47)           (.16)             --
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                                        --              --              --            (.45)           (.65)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (1.13)           (.45)           (.47)           (.61)           (.65)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                               -- (e)          -- (e)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $12.73          $12.65          $11.39          $10.97          $10.77
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      9.99           15.18            8.35            7.63           (4.24)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $104,736        $120,099         $99,140         $82,093         $91,173
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.29 (d)        1.31            1.29            1.24            1.19
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   2.65 (d)        3.23            4.21            5.32            5.57
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    162.13          197.79          331.06 (f)      292.73 (f)      301.44
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of 0.09% of average net assets for class A shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended October 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $12.61          $11.36          $10.94          $10.74          $11.88
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .24 (d)         .30             .38             .50             .54
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .87            1.30             .43             .22           (1.12)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.11            1.60             .81             .72            (.58)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                          (1.03)           (.35)           (.39)           (.13)             --
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                                        --              --              --            (.39)           (.56)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (1.03)           (.35)           (.39)           (.52)           (.56)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                               -- (e)          -- (e)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $12.69          $12.61          $11.36          $10.94          $10.74
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      9.20           14.27            7.60            6.85           (4.98)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $29,246         $41,469         $29,498         $18,123         $21,293
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   2.04 (d)        2.06            2.04            1.99            1.94
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.93 (d)        2.44            3.33            4.58            4.83
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    162.13          197.79          331.06 (f)      292.73 (f)      301.44
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of 0.09% of average net assets for class B shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended October 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $12.62          $11.37          $10.96          $10.75          $11.91
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .23 (d)         .29             .37             .49             .55
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .88            1.32             .43             .24           (1.14)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.11            1.61             .80             .73            (.59)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                          (1.03)           (.36)           (.39)           (.13)             --
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                                        --              --              --            (.39)           (.57)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (1.03)           (.36)           (.39)           (.52)           (.57)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                               -- (e)          -- (e)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $12.70          $12.62          $11.37          $10.96          $10.75
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      9.16           14.30            7.48            6.94           (5.07)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                            $1,682          $2,337          $1,048            $415            $298
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   2.04 (d)        2.06            2.04            1.99            1.94
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.90 (d)        2.35            3.22            4.52            4.93
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    162.13          197.79          331.06 (f)      292.73 (f)      301.44
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of 0.09% of average net assets for class C shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended October 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $12.58          $11.33          $10.91          $10.72          $11.86
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .30 (d)         .37             .44             .57             .60
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .87            1.29             .42             .20           (1.12)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.17            1.66             .86             .77            (.52)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                          (1.09)           (.41)           (.44)           (.15)             --
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                                        --              --              --            (.43)           (.62)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (1.09)           (.41)           (.44)           (.58)           (.62)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                               -- (e)          -- (e)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $12.66          $12.58          $11.33          $10.91          $10.72
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      9.77           14.86            8.16            7.31           (4.49)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $31,245         $38,446         $43,686         $52,481        $107,329
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.54 (d)        1.56            1.54            1.49            1.44
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   2.40 (d)        3.02            4.02            5.18            5.31
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    162.13          197.79          331.06 (f)      292.73 (f)      301.44
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of 0.09% of average net assets for class M shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS R
------------------------------------------------------------------------------------------------------------------------
                                                                                                                For the
                                                                                                                 period
                                                                                                            December 1,
                                                                                                               2003+ to
Per-share                                                                                                   October 31,
operating performance                                                                                              2004
------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                              $12.81
------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------
Net investment income (a)(b)                                                                                        .27
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                                 .73
------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                              1.00
------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                 (1.07)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                               (1.07)
------------------------------------------------------------------------------------------------------------------------
Redemption fees (c)                                                                                                  --
------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                    $12.74
------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(d)                                                                                              8.21*
------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                       $2
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(e)                                                                                       1.41*
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                                                                                       2.21*
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                           162.13
------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of 0.09% of average net assets for class R shares (Notes 2 and 5).

(c) Amount represents less than $0.01 per share.

(d) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(e) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
October 31, 2004

Note 1
Significant accounting policies

Putnam Global Income Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks high current income by investing primarily in debt securities of sovereign and private issuers worldwide, including supranational issuers. The fund's secondary objectives are preservation of capital and long-term total return but only to the extent that these are consistent with the objective of seeking high current income. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The fund offers class A, class B, class C, class M and class R shares. The fund began offering class R shares on December 1, 2003. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B and class C shares. Class R shares are offered to qualified employee-benefit plans.

Prior to April 19, 2004, a redemption fee of 1.00% which is retained by the fund, applied to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior year redemption fee balances have been reclassified to conform with current year financial statement presentation.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as an addition to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

K) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally accord ing to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund
to distribute an amount sufficient to avoid   imposition of any excise
tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2004, the fund had a capital loss carryover of $56,173,757 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover Expiration
-------------------------------------
 $22,291,896      October 31, 2006
  21,627,332      October 31, 2007
   7,903,488      October 31, 2008
   1,114,179      October 31, 2009
   3,236,862      October 31, 2010

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, interest on payment-in-kind securities and income from swap contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2004, the fund reclassified $3,822,688 to decrease distributions in excess of net investment income and $94 to increase paid-in-capital, with an increase to accumulated net realized losses of $3,822,782.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $14,965,966
Unrealized depreciation             (1,388,716)
                                  ------------
Net unrealized appreciation         13,577,250
Undistributed ordinary income        2,578,635
Capital loss carryforward          (56,173,757)
Cost for federal income
tax purposes                      $169,079,235

Note 2
Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended October 31, 2004, Putnam Management waived $153,053 of its management fee from the fund.

For the period ended October 31, 2004, Putnam Management has assumed $9,641 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Effective September 13, 2004, Putnam Investments Limited ("PIL"), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended October 31, 2004, the fund paid PFTC $428,703 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended October 31, 2004, the fund's expenses were reduced by $2,721 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $844, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $6,974 and $1,518 from the sale of class A and class M shares, respectively, and received $258,766 and $2,562 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2004, Putnam Retail Management, acting as underwriter, received $169 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended October 31, 2004, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $237,522,197 and $267,200,083, respectively. Purchases and sales of U.S. government securities aggregated $3,961,971 and $344,064, respectively.

Note 4
Capital shares

At October 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,401,951       $29,980,070
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          668,639         8,266,318
----------------------------------------------------------------
                                     3,070,590        38,246,388

Shares repurchased                  (4,340,199)      (54,129,808)
----------------------------------------------------------------
Net decrease                        (1,269,609)     $(15,883,420)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,460,793       $66,542,546
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          303,244         3,704,503
----------------------------------------------------------------
                                     5,764,037        70,247,049

Shares repurchased                  (4,971,807)      (61,209,294)
----------------------------------------------------------------
Net increase                           792,230        $9,037,755
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            969,980       $12,037,829
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          216,681         2,670,393
----------------------------------------------------------------
                                     1,186,661        14,708,222

Shares repurchased                  (2,170,879)      (27,028,527)
----------------------------------------------------------------
Net decrease                          (984,218)     $(12,320,305)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,532,645       $31,092,459
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           76,814           933,882
----------------------------------------------------------------
                                     2,609,459        32,026,341

Shares repurchased                  (1,918,450)      (23,471,446)
----------------------------------------------------------------
Net increase                           691,009        $8,554,895
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             62,292          $774,008
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           11,505           141,946
----------------------------------------------------------------
                                        73,797           915,954

Shares repurchased                    (126,551)       (1,571,722)
----------------------------------------------------------------
Net decrease                           (52,754)        $(655,768)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            244,637        $3,006,005
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            4,002            48,976
----------------------------------------------------------------
                                       248,639         3,054,981

Shares repurchased                    (155,598)       (1,877,649)
----------------------------------------------------------------
Net increase                            93,041        $1,177,332
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            103,755        $1,293,427
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           10,776           132,521
----------------------------------------------------------------
                                       114,531         1,425,948

Shares repurchased                    (702,762)       (8,812,996)
----------------------------------------------------------------
Net decrease                          (588,231)      $(7,387,048)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            447,914        $5,458,603
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            4,404            53,497
----------------------------------------------------------------
                                       452,318         5,512,100

Shares repurchased                  (1,252,242)      (15,074,535)
----------------------------------------------------------------
Net decrease                          (799,924)      $(9,562,435)
----------------------------------------------------------------

                                 For the period December 1, 2003
                                     (commencement of operations)
                                             to October 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                190            $2,383
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1                14
----------------------------------------------------------------
                                           191             2,397

Shares repurchased                          (5)              (68)
----------------------------------------------------------------
Net increase                               186            $2,329
----------------------------------------------------------------

At October 31, 2004, Putnam, LLC owned 85 class R shares of the fund (45.7% of class R shares outstanding), valued at $1,083.

Note 5
Investment in Putnam Prime  Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended October 31, 2004, management fees paid were reduced by $10,180 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $104,247 for the period ended October 31, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.



Federal tax information
(Unaudited)

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.



About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48)

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company 's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48)

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to November 2004, Mr. Smith was a Director of Marsh & McLennan Companies, Inc. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of October 31, 2004, there were 110 Putnam Funds. All Trustees other than Ms. Drucker and Messrs. Worley and Haldeman serve as Trustees of all Putnam funds. Ms. Drucker and Messrs. Worley and Haldeman currently serve as Trustees of 82 Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Smith serves as a Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004,
Associate, Ropes & Gray LLP; prior to 2000, Law Clerk,
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

No Bank Guarantee   May Lose Value   Not FDIC Insured

AN031-216539  12/04



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
October 31, 2004    $66,371*    $--             $8,213    $34
October 31, 2003    $61,947     $--             $8,537    $--

*Includes fees of $156 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended October 31, 2004 and October 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $123,161 and $110,614 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
October 31, 2004    $--             $--   $--         $--
October 31, 2003    $--             $--   $--         $--

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 29, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: December 29, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 29, 2004